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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2008

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

            Delaware                      000-20201             06-0967107
 (State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                             Identification No.)

       1924 Pearman Dairy Road Anderson, South Carolina            29625
           (Address of principal executive offices)             (Zip code)

                                 (864) 231-1200
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

On March 7, 2008, Hampshire Group, Limited (the "Company"), based on the findings of the previously announced investigation by the Audit Committee of its Board of Directors, filed a complaint in the Court of Chancery of the State of Delaware for the County of New Castle against Ludwig Kuttner, a director of the Company and its former Chief Executive Officer, Charles Clayton, the Company's former Executive Vice President, Treasurer and Chief Financial Officer, and Roger Clark, the Company's former Vice President-Finance and Principal Accounting Officer.

The press release announcing the filing of the complaint is filed as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

      99.1   Press Release issued by Hampshire Group, Limited on March 10, 2008.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HAMPSHIRE GROUP, LIMITED


                                        By:   /s/ Jonathan Norwood
                                              ----------------------------------
                                              Name: Jonathan Norwood
                                              Title: Chief Financial Officer


Dated: March 10, 2008